Rule 497(e)


                        FIRST TRUST EXCHANGE-TRADED FUND

           FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND
                                  (the "Fund")

                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2008

                              DATED MARCH 19, 2009


        Effective March 20, 2009, the continued eligibility criteria of the Index as set forth on page 74 of the prospectus will be modified. A security must have a minimum market cap of $75 million as of each semi-annual re-evaluation for continued inclusion in the Index, rather than a $150 million minimum market cap as previously required. This modified continued eligibility criteria will remain in effect until further notice.

              PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS
                              FOR FUTURE REFERENCE